Voya Loan No.: 30325

    GUARANTY OF NON-RECOURSE CARVEOUTS

THIS GUARANTY OF NON-RECOURSE CARVEOUTS (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as this “Guaranty”) is made this 22nd day of November, 2024, by

    STRATUS PROPERTIES INC., a Delaware corporation having an address located at 212 Lavaca Street, Suite 300, Austin, Texas 78701 (hereinafter referred to as the “Guarantor”),

TO AND FOR THE BENEFIT OF

VOYA INVESTMENT MANAGEMENT LLC, a Delaware limited liability company, having an address located at 5780 Powers Ferry Road, N.W., Suite 500, Atlanta, Georgia 30327-4349, in its capacity as the administrative agent for the “Lenders” (as such term is hereinafter defined) (hereinafter, together with its successors and/or assigns in such capacity, referred to as the “Administrative Agent”).

W I T N E S S E T H :

    WHEREAS, pursuant to the terms, conditions, and provisions of that certain Loan Agreement dated of even date herewith, executed by and among Stratus Kingwood Place, L.P., a Texas limited partnership (hereinafter referred to as the “Borrower”), certain lenders party thereto from time to time (hereinafter collectively referred to as the “Lenders”), and the Administrative Agent (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted and/or supplemented, referred to as the “Loan Agreement”), the Lenders have agreed to make available to the Borrower a commercial mortgage loan facility in the aggregate original principal amount of Thirty-Three Million and 00/100 Dollars ($33,000,000.00) (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Loan”); and

WHEREAS, capitalized terms used but not otherwise expressly defined herein shall have the same meanings when used herein as set forth in the Loan Agreement; and

WHEREAS, as of the date hereof, the Loan is evidenced by the Notes and secured by, inter alia, the Security Instrument, which Security Instrument encumbers certain real property currently owned by the Borrower, all as more particularly described on Exhibit “A” attached to and made a part of the Security Instrument (hereinafter referred to as the “Mortgaged Premises”); and

WHEREAS, the Guarantor has a significant interest in the Borrower, is familiar with the financial condition of the Borrower and the transactions contemplated by the Loan Agreement, the Security Instrument, and the other Loan Documents, expects to derive material benefits from the contemplated uses of the proceeds of the Loan, and desires that the Lenders make the Loan to the Borrower; and

WHEREAS, the Guarantor hereby acknowledges receipt of a copy of the Loan Agreement, the Notes, the Security Instrument, and the other Loan Documents; and

WHEREAS, the execution and delivery by the Guarantor of this Guaranty is a condition precedent to the Lenders’ obligation to make the Loan to the Borrower.

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NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, and intending to be legally bound, the Guarantor hereby agrees as follows:

ARTICLE I
GUARANTY

1.01    Guarantied Obligations. The Guarantor hereby unconditionally and irrevocably guaranties to pay to the Administrative Agent, for the benefit of the Lenders, immediately upon written demand from the Administrative Agent, and covenants with the Administrative Agent, for the benefit of the Lenders, to be and to remain fully liable to the Administrative Agent, for the benefit of the Lenders, for, the following (hereinafter collectively referred to as the “Guarantied Obligations”):

(i)the amount of any Rents derived from the Mortgaged Premises during the continuance of an Event of Default which are applied to anything other than (a) normal and necessary operating expenses of the Mortgaged Premises or (b) the Indebtedness. It is understood that any Rents collected more than one (1) month in advance as of the time of the occurrence of any Event of Default shall be considered to have been collected after the occurrence of such Event of Default; and

(ii)any losses, costs, or damages arising out of or in connection with fraud or material misrepresentations to the Administrative Agent or any of the Lenders by the Borrower or any Guarantor (or by any of their respective general partners, officers, shareholders, members, or their agents, if applicable); and

(iii)any losses, costs, or damages arising out of or in connection with the use or misapplication by the Borrower or by any Person authorized by the Borrower to act on behalf of the Borrower of (a) any proceeds paid under any insurance policies by reason of damage, loss, or destruction to all or any portion of the Mortgaged Premises, or (b) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Mortgaged Premises, for purposes other than those set forth in the Loan Agreement; and

(iv)any losses, costs, or damages arising out of or in connection with any waste of all or any portion of the Mortgaged Premises; and

(v)any taxes, assessments, and insurance premiums in connection with the Mortgaged Premises for which the Borrower is liable under the Loan Agreement, the Security Instrument, and/or any of the other Loan Documents, and which are paid by the Administrative Agent or the Lenders (but not the proportionate amount of any such taxes, assessments, and insurance premiums which accrue following the date of foreclosure of the Security Instrument plus any applicable redemption period or acceptance of a deed in lieu of such a foreclosure); and

(vi)any losses, costs, or damages arising out of or in connection with the representations, warranties, covenants, obligations, and liabilities contained in Article V of the Loan Agreement; and

(vii)any losses, costs, or damages arising out of or in connection with any construction lien, mechanic’s lien, materialman’s lien, or similar lien against all or any portion of the Mortgaged Premises arising out of acts or omissions of the Borrower or of any Person authorized by the Borrower to act on behalf of the Borrower; and

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(viii)any losses, costs, or damages arising out of or incurred in order to cause the “Improvements” (as such term is defined in the Security Instrument) to comply with the accessibility provisions of the ADA which are required by any applicable Governmental Authority; and

(ix)any losses, costs, or damages resulting from any act of the Borrower or its general partners, members, shareholders, officers, directors, beneficiaries, and/or trustees, as the case may be, to obstruct, delay, or impede the Administrative Agent or any of the Lenders from exercising any of their respective rights or remedies under the Loan Documents; and

(x)any losses, costs, or damages arising out of or in connection with the use or application by the Borrower or by any Person authorized by the Borrower to act on behalf of the Borrower, for purposes other than those set forth in the Loan Agreement or any of the other Loan Documents of any funds disbursed from any of the Reserves; and

(xi)any losses, costs, or damages arising out of or in connection with the failure of the Borrower or of any Person authorized by the Borrower to act on behalf of the Borrower (a) to maintain the insurance policies and coverages required pursuant to Section 3.4 of the Loan Agreement or (b) to provide the Administrative Agent with at least twenty (20) days prior written notice of the cancellation, termination, modification, or non-renewal of any policies of insurance maintained by or on behalf of the Borrower pursuant to Section 3.4(i) of the Loan Agreement; and

(xii)intentionally omitted; and

(xiii)intentionally omitted; and

(xiv)intentionally omitted; and]

(xv)intentionally omitted; and

(xvi)intentionally omitted; and

(xvii)the total Indebtedness in the event that:

(a)the Administrative Agent or any of the Lenders is prevented from acquiring title to the Mortgaged Premises after the occurrence of an Event of Default because of a failure of the Borrower’s title under federal, state, or local Laws (minus any recovery that the Administrative Agent is successful in collecting on the Title Insurance Policy); or

(b)the Borrower, any Guarantor, or any general partner, beneficiary, trustee, or member (but excluding any limited partner or shareholders of publicly traded companies) of the Borrower or any Guarantor, voluntarily files a petition in bankruptcy or commences a case or insolvency proceeding under any provision or chapter of any Debtor Relief Laws; or

(c)an involuntary bankruptcy or insolvency proceeding is filed or commenced against the Borrower (1) by any “Guarantor” (as such term is defined in the Loan Agreement) or by any general partner, beneficiary, trustee, or member (but excluding any limited partner or shareholders of publicly traded companies) of the Borrower or any “Guarantor” (as such term is defined in the Loan Agreement) or by a third party with the collusion of any such Person or (2) in which the Borrower

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acquiesces or which the Borrower fails to contest, or in which any “Guarantor” (as such term is defined in the Loan Agreement), any general partner, beneficiary, trustee, or member (but excluding any limited partner or shareholders of publicly traded companies) of the Borrower or any “Guarantor” (as such term is defined in the Loan Agreement) objects to a motion by the Administrative Agent for relief from stay or injunction from the foreclosure of the Security Instrument or any other remedial action which is permitted under the Loan Agreement, the Security Instrument, or any of the other Loan Documents; or

(d)the first Monthly Debt Service Payment is not paid in full when due; or

(e)without the prior express written approval of the Administrative Agent, the Borrower makes or allows to occur a transfer of any interest in the Borrower or in the Mortgaged Premises or any portion thereof (other than Permitted Transfers or Stratus Permitted Transfers) which transfer is prohibited by the terms, conditions, and provisions of the Loan Documents; or

(f)without the prior express written approval of the Administrative Agent, the Borrower makes or allows to exist a Lien on the Mortgaged Premises or any portion thereof (other than Permitted Encumbrances) or on any ownership interest in the Borrower (other than pledges by any limited partner of the Borrower, insofar as such pledge does not result in a change of Control) which Lien is prohibited by the terms, conditions, and provisions of the Loan Documents; and

(xviii)all fees, costs, and expenses, including, without limitation, reasonable attorneys’ fees, costs, and expenses, incurred by the Administrative Agent or any of the Lenders in the enforcement of subparagraphs (i) through (xvii) above.

This Guaranty is independent of the obligations of the Borrower under the Loan Agreement, the Notes, the Security Instrument, and the other Loan Documents. The Administrative Agent, on behalf of the Lenders, may bring a separate action to enforce the provisions hereof against the Guarantor without taking action against the Borrower or any other party or joining the Borrower or any other party as a party to such action. Except as otherwise expressly provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by the Security Instrument. This Guaranty is a guaranty of full payment in accordance with the terms hereof, and not of collectability.

1.02    Guaranty Unconditional. The obligations of the Guarantor hereunder are continuing, absolute and unconditional, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

(i)any amendment, modification, or supplement to the Loan Agreement, the Notes, the Security Instrument, or any other Loan Document;

(ii)any exercise or nonexercise of or delay in exercising any right, remedy, power, or privilege under or in respect of this Guaranty, the Loan Agreement, the Notes, the Security Instrument, or any other Loan Document (even if any such right, remedy, power, or privilege shall be lost thereby), or any waiver, consent, indulgence, or other action or inaction in respect thereof;

(iii)any bankruptcy, reorganization, insolvency, arrangement, composition, assignment for the benefit of creditors, or similar proceeding commenced by or against the Borrower or the

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Guarantor or any discharge, limitation, modification, or release of liability of the Borrower or the Guarantor by virtue of such proceedings;

(iv)any failure to perfect or continue perfection of, or any release or waiver of, any rights given to the Administrative Agent in the Mortgaged Premises as security for the performance of any of the Guarantied Obligations by the Borrower;

(v)any extension of time for payment or performance of any of the Guarantied Obligations;

(vi)the genuineness, validity, or enforceability of any of the Loan Documents;

(vii)any limitation of liability of the Borrower, or of any or all of the holders of ownership interests in the Borrower, contained in any of the Loan Documents;

(viii)any defense that may arise by reason of the failure of the Administrative Agent or any Lender to file or enforce a claim against the estate of the Borrower in any bankruptcy, insolvency, or other proceeding;

(ix)any voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property of (including, without limitation, the Mortgaged Premises), or any marshaling of assets and liabilities or other similar proceeding affecting, the Borrower or the Guarantor or any of their respective assets;

(x)the release of the Borrower or the Guarantor from the performance or observance of any of the agreements, covenants, terms, or conditions contained in any of the Loan Documents by operation of law;

(xi)the failure of the Administrative Agent or any Lender to keep the Guarantor advised of the Borrower’s financial condition, regardless of the existence of any duty to do so but not in any way implying any obligation contractual or otherwise to do so;

(xii)any sale or other transfer of the Mortgaged Premises or any part thereof or any foreclosure by the Administrative Agent (or deed in lieu thereof) on the Mortgaged Premises or any part thereof;

(xiii)any counterclaim, recoupment, set-off, reduction, or defense used in any claim the Guarantor may assert or now or hereafter have against the Administrative Agent, any Lender, or the Borrower; or

(xiv)any other circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety.

No set-off, claim, reduction, or diminution of any obligation, or any defense of any kind or nature which the Borrower or the Guarantor now has or hereafter may have against the Administrative Agent or any Lender, shall be available hereunder to the Guarantor against the Administrative Agent or any Lender. The Guarantor hereby acknowledges that the Administrative Agent shall not, in any foreclosure proceeding in respect of all or any portion of the Mortgaged Premises, seek or obtain a deficiency judgment against the

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Borrower, and that the obligations of the Guarantor shall in no way be diminished or otherwise affected by the failure to seek or obtain such a deficiency judgment.

Notwithstanding any contrary provisions hereof, the Guarantor does not waive the benefits of statutes of limitations or repose, nor the benefit of Sections 51.003-51.005 of the Texas Property Code.

1.03    No Notice or Duty to Exhaust Remedies. The Guarantor hereby expressly, knowingly, and voluntarily waives diligence, presentment, demand, protest, acceptance of this Guaranty, all notices of any kind, any requirement that the Administrative Agent or any Lender exhaust any right or remedy, or proceed first or at any time, against the Borrower, the Guarantor, or any other guarantor of, or any security for, any of the Guarantied Obligations, and all defenses based on suretyship or impairment of collateral (the Guarantor and the Administrative Agent intending this waiver to have the effects described in Section 48 of the Restatement (Third) of the Law of Suretyship and Guaranty). This Guaranty constitutes an agreement of suretyship as well as of guaranty, and the Administrative Agent may pursue its rights and remedies under this Guaranty and under the other Loan Documents in whatever order, or collectively, as the Administrative Agent may elect, in its sole and absolute discretion, and shall be entitled to payment and performance hereunder notwithstanding such other Loan Documents and notwithstanding any action taken by the Administrative Agent or inaction by the Administrative Agent to enforce any of its rights or remedies against any other guarantor or any other Person or property whatsoever.

1.04    Subordination of Subrogation. Notwithstanding any payments made or obligations performed by the Guarantor by reason of this Guaranty (including, but not limited to, application of funds on account of such payments or obligations), the Guarantor hereby irrevocably subordinates until the indefeasible repayment in full of the Indebtedness any and all rights the Guarantor may have at any time (whether arising directly or indirectly, by operation of law, contract, or otherwise) (i) to assert any claim against the Borrower or any other Person, or against any direct or indirect security, on account of payments made or obligations performed under or pursuant to this Guaranty, including, without limitation, any and all rights of subrogation, reimbursement, exoneration, contribution, or indemnity, or (ii) to require the marshaling of any assets of the Borrower, which right of marshaling might otherwise arise from payments made or obligations performed under or pursuant to this Guaranty, and any and all rights that would result in the Guarantor being deemed a “creditor” under the Bankruptcy Code of the Borrower or any other Person.

1.05    Subordination of Indebtedness. The Guarantor agrees that all indebtedness of the Borrower or any other guarantor of the Loan owed to the Guarantor, whether now existing or hereafter created, direct or indirect, contingent, joint, several, independent, due or to become due, or held or to be held by the Guarantor, whether created directly or acquired by assignment or otherwise (hereinafter, as any of it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, collectively referred to as the “Subordinated Indebtedness”), is hereby expressly subordinated and junior in right of payment to all of the Guarantied Obligations. Until the Loan has been indefeasibly repaid in full, the Guarantor shall not take any action to enforce the payment or performance of any Subordinated Indebtedness.

1.06    Waivers. The Guarantor hereby expressly, knowingly, and voluntarily waives (i) notice of the execution and delivery of any of the Loan Documents, (ii) notice of the creation of any of the Guarantied Obligations, (iii) notice of the Administrative Agent’s acceptance of and reliance on this Guaranty, (iv) presentment and demand for payment of the Guarantied Obligations and notice of non-payment and protest of non-payment of the Guarantied Obligations, (v) any notice from the Administrative Agent or any Lender of the financial condition of the Borrower regardless of the Administrative Agent’s or any Lender’s knowledge thereof, (vi) any right or claim to cause a marshaling of the assets of the Borrower

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or the Guarantor, and (vii) any defense at law or in equity on the adequacy or value of the consideration for this Guaranty.

1.07    Consents. Without notice to, or further consent of, the Guarantor, the Guarantor hereby expressly consents that the Administrative Agent and/or any Lender may at any time and from time to time on one or more occasions (i) renew, extend, accelerate, subordinate, change the time or manner of payment or performance of, or otherwise deal with in any manner satisfactory to the Administrative Agent and/or any Lender any of the terms and provisions of, all or any part of the Guarantied Obligations, (ii) waive, excuse, release, change, amend, modify, or otherwise deal with in any manner satisfactory to the Administrative Agent and/or any Lender any of the provisions of any of the Loan Documents, (iii) release the Borrower or any other guarantor of the Loan, (iv) waive, omit, or delay the exercise of any of its powers, rights, and remedies against the Borrower or any other guarantor of the Loan or any collateral and security for all or any part of the Guarantied Obligations, (v) release, substitute, subordinate, add, fail to maintain, preserve, or perfect any of its liens on, security interests in or rights to, or otherwise deal with in any manner satisfactory to the Administrative Agent and/or any Lender, any collateral and security for all or any part of the Guarantied Obligations, and/or the Indebtedness under the Loan or the obligations under the Loan Agreement, the Security Instrument, or other Loan Documents, (vi) apply any payments of all or any of the Guarantied Obligations received from the Borrower or any other guarantor of the Loan, or any other Person or source whatsoever, to the Guarantied Obligations in such order and manner as the Administrative Agent, in its sole and absolute discretion, may determine, or (vii) take or omit to take any other action, whether similar or dissimilar to the foregoing which may or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a legal or equitable discharge, release or defense of the Guarantor under applicable laws.

    1.08    Additional Waivers. The Guarantor hereby further expressly, knowingly, and voluntarily waives: (i) any defense based upon any legal disability or other defense of the Borrower, any other guarantor of the Loan or any other Person, or by reason of the cessation or limitation of the liability of the Borrower from any cause or as a result of the full payment of all sums payable under the Loan Agreement, the Notes, or any of the other Loan Documents; (ii) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of the Borrower or any principal of the Borrower or any defect in the formation of the Borrower or any principal of the Borrower; (iii) any defense based upon the application by the Borrower of the proceeds of the Loan for purposes other than the purposes represented by the Borrower to the Administrative Agent or intended or understood by the Administrative Agent or the Guarantor; (iv) any defense to the recovery by the Administrative Agent or any Lender against the Guarantor of any deficiency or otherwise to the enforcement of this Guaranty or any security for this Guaranty based upon the Administrative Agent’s election of any remedy against the Guarantor or the Borrower; (v) any defense based upon the Administrative Agent’s and/or any Lender’s failure to disclose to the Guarantor any information concerning the Borrower’s financial condition or any other circumstances bearing on the Borrower’s ability to pay all sums payable under the Loan Agreement, the Notes, or any of the other Loan Documents; (vi) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (vii) any defense based upon the Administrative Agent’s or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (viii) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (ix) any right of subrogation, any right to enforce any remedy which the Administrative Agent or any Lender may have against the Borrower and any right to participate in, or benefit from, any security for the Loan now or hereafter held by the Administrative Agent or any Lender; (x) presentment, demand, protest, and notice of any kind; and (xi) the benefit of any statute of limitations affecting the liability of the Guarantor hereunder or the

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enforcement hereof. The Guarantor hereby further waives any and all rights and defenses that the Guarantor may have because the Borrower’s debt is secured by real property; this means, among other things, that: (a) the Administrative Agent may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; and (b) if the Administrative Agent forecloses on any real property collateral pledged by the Borrower, then (1) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Administrative Agent may collect from the Guarantor even if the Administrative Agent, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower’s debt is secured by real property. Without limiting the generality of the foregoing or any other provision hereof, the Guarantor hereby further expressly, knowingly, and voluntarily waives any and all rights and defenses, including, without limitation, any rights of subrogation, reimbursement, indemnification, and contribution, which might otherwise be available to the Guarantor under applicable law. Finally, the Guarantor hereby agrees that the performance of any act or any payment which tolls any statute of limitations applicable to the Loan, the Loan Agreement or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to the Guarantor’s liability hereunder.

ARTICLE II
    REPRESENTATIONS AND COVENANTS

2.01    Representations. The Guarantor hereby represents to the Administrative Agent that:

(i)the execution and delivery of this Guaranty has been duly authorized by all applicable corporate action on the part of the Guarantor;

(ii)the Guarantor has a financial interest in the Borrower and shall receive a material benefit and advantage from the making of the Loan;

(iii)since the date of the last financial statements provided to the Administrative Agent, there has been no material adverse change in the Guarantor’s assets, net worth, credit standing, or other financial condition. As of the date of this Guaranty, there has been no material litigation filed or threatened by or against, nor any judgment entered against the Guarantor. As of the date of this Guaranty, no petition in bankruptcy or insolvency has been filed by or against the Guarantor, nor has any application been made for the appointment of a receiver or trustee relating to the Guarantor’s business or assets, nor has the Guarantor made an assignment for the benefit of creditors or taken any other similar action; and

(iv)the execution, delivery, and performance of this Guaranty does not violate any judgment or order of any court, agency, or other governmental body by which the Guarantor is bound and does not violate or constitute any default under any agreement or instrument by which the Guarantor is bound.

2.02    Covenants. The Guarantor hereby covenants to and agrees with the Administrative Agent that:

(i)promptly upon becoming aware thereof, the Guarantor shall give the Administrative Agent notice of the commencement, existence, or threat of any proceeding by or before any governmental authority having jurisdiction over the Mortgaged Premises (whether federal, state, local, or municipal) against or affecting the Guarantor which if adversely decided, would be reasonably likely to

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have a material adverse effect on the Guarantor’s business, operations, or financial condition, or on the Guarantor’s ability to perform the Guarantor’s obligations hereunder; and

(ii)the Guarantor shall permit such Persons as the Administrative Agent may designate to examine the Guarantor’s books and records and take copies and extracts therefrom and to discuss the Guarantor’s affairs with the Guarantor and the Guarantor’s accountants at such times and as often as the Administrative Agent may reasonably request provided that the Administrative Agent gives reasonable prior notice thereof to the Guarantor. The Guarantor hereby authorizes such accountants to discuss the Guarantor’s business affairs with the Administrative Agent; and

(iii)the Guarantor shall furnish to the Administrative Agent (a) within ninety (90) days after the last day of each calendar year unaudited financial statements prepared in accordance with accrual basis accounting principles (following GAAP), consistently applied, including balance sheets, income statements, and cash flow statements of the Guarantor as of the last day of such calendar year for the previous calendar year in form and content satisfactory to the Administrative Agent, certified to the Administrative Agent by the Guarantor as being correct, complete and accurate as of the date thereof, (b) if requested by the Administrative Agent, within forty-five (45) days after the last day of each of the first three (3) calendar quarters in each calendar year, unaudited financial statements prepared in accordance with accrual basis accounting principles (following GAAP), consistently applied, including balance sheets, income statements, and cash flow statements of the Guarantor as of the last day of such calendar quarter for the previous calendar quarter in form and content satisfactory to the Administrative Agent, certified to the Administrative Agent by the Guarantor as being correct, complete and accurate as of the date thereof, and (c) if requested by the Administrative Agent, within thirty (30) days following such written request by the Administrative Agent, written evidence reasonably satisfactory to the Administrative Agent that the Guarantor has paid all federal and/or state income taxes due and owing by the Guarantor as and when required under applicable federal and/or state law. The Guarantor hereby further covenants and agrees to pay all such federal and state income taxes when due; and

(iv)the Guarantor shall furnish to the Administrative Agent such additional financial information regarding the Guarantor as the Administrative Agent or any Lender reasonably determines is necessary or appropriate; and

(v)the Guarantor shall not (a) dissolve or merge or consolidate with or into any other Person or (b) sell, transfer, or otherwise dispose of, whether in one transaction or in a series of transactions, all or substantially all of the Guarantor’s assets.

ARTICLE III
DEFAULTS AND REMEDIES

3.01    Defaults and Remedies.

(i)Upon the failure by the Guarantor to pay any of the Guarantied Obligations as and when they become due and payable hereunder, the Administrative Agent may, at any time and from time to time thereafter, exercise any powers, rights, and remedies available to the Administrative Agent under the provisions of this Guaranty, the Loan Documents, and applicable laws to enforce and collect the obligations and liabilities of the Guarantor hereunder.

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(ii)In addition to the foregoing, during the continuance of an Event of Default which occurs at any time while the Guarantor has liability for the full amount of the Indebtedness as a result of the occurrence of any of the applicable events described in Section 1.01 of this Guaranty, the Guarantied Obligations (whether the underlying Indebtedness is matured or unmatured and regardless of whether any portion of such Indebtedness is then due and payable by the Borrower) shall immediately and automatically be due and payable by the Guarantor to the Administrative Agent without further action by, or notice of any kind from, the Administrative Agent unless expressly provided for herein, and the Administrative Agent may, at any time and from time to time thereafter, exercise any powers, rights and remedies available to the Administrative Agent under the provisions of this Guaranty, the Loan Documents and applicable laws to enforce and collect the obligations and liabilities of the Guarantor hereunder.

(iii)The Guarantor shall pay to the Administrative Agent, promptly upon demand therefor, the amount of any and all costs and expenses, including, without limitation, court costs, attorney’s fees, costs, and expenses, paid or incurred by or on behalf of the Administrative Agent or any Lender in exercising any such powers, rights and remedies, together with interest thereon from the date due until paid in full at the Default Rate. No failure or delay by the Administrative Agent in one or more instances to require strict performance by the Guarantor of any of the provisions hereof or to exercise any powers, rights, or remedies available to the Administrative Agent under the provisions of this Guaranty, the Loan Documents, or applicable Laws shall operate as a waiver thereof or preclude the Administrative Agent at any later time or times from demanding strict performance thereof or exercising any such powers, rights, or remedies.

3.02    Effect of Bankruptcy Proceedings. This Guaranty shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guarantied Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar Law, all as though such payment had not been made. If an Event of Default at any time shall have occurred and be continuing or exist at any time while the Guarantor has liability for the full amount of the Indebtedness as a result of the occurrence of any of the applicable events described in Section 1.01 of this Guaranty and declaration of such Event of Default or acceleration of the Indebtedness under or with respect to any of the Loan Documents shall at such time be prevented by reason of the pendency against the Borrower of a case or proceeding under any bankruptcy or insolvency law, the Guarantor hereby covenants and agrees that, for purposes of this Guaranty and the Guarantor’s obligations hereunder, such Event of Default shall be deemed to have been declared and the Indebtedness accelerated with the same effect as if such Event of Default had been declared and the Indebtedness accelerated in accordance with the terms thereof, and the Guarantor shall forthwith pay the Guarantied Obligations in full without further notice or demand.

    ARTICLE IV
    MISCELLANEOUS

4.01    Further Assurances. From time to time upon the request of the Administrative Agent, the Guarantor shall promptly and duly execute, acknowledge, and deliver any and all such further instruments and documents as the Administrative Agent may reasonably deem necessary or desirable to confirm this Guaranty, to carry out the purpose and intent hereof or to enable the Administrative Agent to enforce any of its rights hereunder.

4.02    Amendments, Waivers, Etc. This Guaranty, and each term, condition, or provision hereof, cannot be amended, modified, waived, changed, discharged, or terminated except by an instrument in writing signed by the party against whom enforcement of such amendment, modification, waiver, change,

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discharge, or termination is sought. Any waiver of this Guaranty, or any term, condition, or provision hereof, consented to in writing and signed by the Administrative Agent shall be effective only in the specific instance and for the specific purpose for which it is given.

4.03    No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of the Administrative Agent in exercising any right, power or privilege under this Guaranty or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power, or privilege, nor shall any single or partial exercise of any such right, power, or privilege or any abandonment or discontinuance of steps to enforce such a right, power, or privilege preclude any further exercise thereof or of any other right, power, or privilege. The rights and remedies of the Administrative Agent under this Guaranty are cumulative and not exclusive of any rights or remedies which the Administrative Agent would otherwise have under the other Loan Documents, at law or in equity.

4.04    Notices.

(i)All notices, demands, requests, and other communications desired or required to be given hereunder (hereinafter collectively referred to as “Notices”, and individually referred to as a “Notice”), shall be in writing and shall be given by: (a) hand delivery to the address for Notices; (b) delivery by overnight courier service to the address for Notices; or (c) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

(ii)All Notices shall be deemed given and effective upon the earliest to occur of: (a) the hand delivery of such Notice to the address for Notices; (b) one Business Day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (c) three (3) Business Days after depositing the Notice in the United States mail as set forth in clause (i)(c) above. All Notices shall be addressed to the following addresses:

Guarantor: With a copy to:	Stratus Properties Inc. 212 Lavaca Street, Suite 300 Austin, Texas 78701 Attention: Erin D. Pickens Armbrust & Brown, PLLC 100 Congress Avenue, Suite 1300 Austin, Texas 78701 Attention: Kenneth Jones, Esq.
Administrative Agent:
Voya Investment Management LLC
5780 Powers Ferry Road, N.W., Suite 500
Atlanta, Georgia 30327-4349
Attention: Mortgage Loan Servicing Department
and
Voya Investment Management LLC
5780 Powers Ferry Road, N.W., Suite 500
Atlanta, Georgia 30327-4349
Attention: Real Estate Law Department

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Voya Loan No.: 30325

With a copy to:	Bryan Cave Leighton Paisner LLP One Atlantic Center, 14th Floor 1201 W. Peachtree Street N.W. Atlanta, Georgia 30309 Attention: Johnny D. Latzak, Jr. Esq.

or to such other Persons or at such other place as any party hereto may by Notice designate as a place for service of Notice; provided that the “copy to” Notice to be given as set forth above is a courtesy copy only; and a Notice given to such Person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

4.05    Expenses. The Guarantor agrees to pay or cause to be paid and to save the Administrative Agent and each Lender harmless against liability for the payment of all costs and expenses, including, without limitation, the fees and expenses of counsel for the Administrative Agent and each Lender, incurred by the Administrative Agent and/or any Lender from time to time arising in connection with the Administrative Agent’s enforcement or preservation of rights under this Guaranty, including, without limitation, such expenses as may be incurred by the Administrative Agent and/or any Lender in connection with the occurrence of any Event of Default.

4.06    Continuing Agreement; Termination. This Guaranty shall be a continuing one and shall be binding upon the Guarantor regardless of how long before or after the date hereof any of the Guarantied Obligations were or are incurred, and all representations, warranties, covenants, undertakings, obligations, consents, waivers, and agreements of the Guarantor herein shall survive the date of this Guaranty and shall continue in full force and effect until the Loan has been indefeasibly paid in full and terminated and all Guarantied Obligations have been indefeasibly paid in full.

4.07    Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Texas (hereinafter referred to as the “State”).

4.08    Jurisdiction. The Guarantor, after consultation with counsel, irrevocably: (i) agrees that the Administrative Agent may bring suit, action or other legal proceedings arising out of this Guaranty in the courts of the State, or the United States District Court in the Federal judicial district in which the Mortgaged Premises is located; (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding; (iii) consents to service of process in any such suit, action, or proceeding by the mailing of copies of such process to the Guarantor by certified or regular mail at the notice addresses provided herein; (iv) waives any objection which the Guarantor may have to the laying of the venue of any such suit, action or proceeding in any of such courts; and (v) waives any right the Guarantor may have to a jury trial in connection with any such suit, action or proceeding.

4.09    Severability. If any term, condition, or provision of this Guaranty or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the full extent permitted by Law.

4.10    Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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4.11    Joint and Several Liability. The obligations of the Guarantor hereunder shall be joint and several.

4.12    Successors and Assigns. This Guaranty shall bind the Guarantor and the Guarantor’s successors and assigns and shall inure to the benefit of the Administrative Agent, for itself and in its capacity as the administrative agent for the Lenders and the Administrative Agent’s successors, assigns, and participants, and for the benefit of the Lenders and their respective successors, assigns, and participants.

4.13    Time is of the Essence. Time is of the essence in connection with all obligations of the Guarantor hereunder.

4.14    Assignment. The Administrative Agent may, without notice or consent to the Guarantor, assign or transfer all or any part of the Guarantied Obligations and this Guaranty will inure to the benefit of the Administrative Agent’s assignee or transferee; provided that the Administrative Agent shall continue to have the unimpaired right to enforce this Guaranty as to that part of the Guarantied Obligations the Administrative Agent has not assigned or transferred. In connection with any such assignment, transfer, or the grant of any participation in all or a part of the Guarantied Obligations, the Administrative Agent may divulge to any potential or actual assignee, transferee, or participant all reports, financial, or other information and documents furnished or executed in connection with this Guaranty.

4.15    Acknowledgement. The Guarantor hereby acknowledges that: (i) the obligations undertaken by the Guarantor in this Guaranty are complex in nature, and (ii) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (iii) as part of the Administrative Agent’s and the Lenders’ consideration for entering into this transaction, the Administrative Agent and the Lenders have specifically bargained for the waiver and relinquishment by the Guarantor of all such defenses, and (iv) the Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, the Guarantor does hereby represent and confirm to the Administrative Agent that the Guarantor is fully informed regarding, and that the Guarantor does thoroughly understand: (a) the nature of all such possible defenses; and (b) the circumstances under which such defenses may arise; and (c) the benefits which such defenses might confer upon the Guarantor; and (d) the legal consequences to the Guarantor of waiving such defenses. The Guarantor hereby acknowledges that the Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by the Administrative Agent, and that the Administrative Agent and the Lenders are induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

4.16    WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, THE GUARANTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, AND THE ADMINISTRATIVE AGENT, BY ITS ACCEPTANCE OF THIS GUARANTY, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THE GUARANTOR AND THE ADMINISTRATIVE AGENT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS GUARANTY, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NEITHER THE GUARANTOR NOR THE ADMINISTRATIVE AGENT SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR

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HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

4.17    Acknowledgment of Legal Counsel. The Guarantor hereby further acknowledges having received advice from legal counsel to the Guarantor as to the nature and extent of all waivers set forth in this Guaranty.

4.18    Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Guaranty and not to any particular section, paragraph or provision.

    4.19    Liability. The Administrative Agent shall have full recourse to any and all assets of the Guarantor with respect to any claim hereunder.

    ARTICLE V
    STATE-SPECIFIC PROVISIONS

    5.01    State-Specific Provisions. The state-specific provisions set forth and contained in this Article V, to the extent inconsistent with the remaining terms, conditions, and provisions of this Guaranty, shall supersede said inconsistent provisions and, in the event of such conflict, govern and control.

    5.02    WAIVERS.

(i)EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHTS SUCH GUARANTOR HAS UNDER, OR ANY REQUIREMENTS IMPOSED BY, (A) CHAPTER 43 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE, AS AMENDED (EXCEPT RIGHTS UNDER SECTION 43.004), (B) SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE, AS AMENDED, (C) RULE 31 OF THE TEXAS RULES OF CIVIL PROCEDURE, AS AMENDED, AND (D) ANY AND ALL RIGHTS UNDER SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, AS AMENDED.

(ii)TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES BASED UPON OR RELATED TO SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE TO THE EXTENT THE SAME PERTAINS OR MAY PERTAIN TO ANY ENFORCEMENT OF THIS AGREEMENT. EACH GUARANTOR FURTHER WAIVES JOINDER OF THE BORROWER OR ANY OTHER GUARANTOR IN ANY SUIT OR ACTION TO ENFORCE THIS GUARANTY, IN PARTICULAR, AND WITHOUT IN ANY WAY LIMITING THE FOREGOING, EACH GUARANTOR WAIVES ANY RIGHT (INCLUDING, WITHOUT LIMITATION, EACH RIGHT CREATED BY THE PROVISIONS OF CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, CHAPTER 17 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE, THE TEXAS RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE LAW) TO REQUIRE THE ADMINISTRATIVE AGENT TO FILE SUIT AGAINST THE BORROWER OR ANY OTHER GUARANTOR OR TAKE ANY OTHER ACTION AGAINST THE BORROWER OR ANY OTHER GUARANTOR AS A PREREQUISITE TO THE ADMINISTRATIVE AGENT’S TAKING ANY ACTION OR BRINGING ANY SUIT AGAINST ANY GUARANTOR UNDER THIS GUARANTY.

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5.03    SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS GUARANTY INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY THE GUARANTORS OF ADMINISTRATIVE AGENT FROM CLAIMS OR LOSSES ARISING AS A RESULT OF THE ADMINISTRATIVE AGENT’S OWN NEGLIGENCE BUT NOT AS A RESULT OF THE ADMINISTRATIVE AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT TO THE EXTENT THAT ANY SUCH GROSS NEGLIGENCE OR WILLFUL MISCONDUCT IS DETERMINED BY THE FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION, NOT SUBJECT TO FURTHER APPEAL, IN PROCEEDINGS TO WHICH THE ADMINISTRATIVE AGENT IS A PROPER PARTY.

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    IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty, as of the date first above written.

WITNESS:	GUARANTOR: STRATUS PROPERTIES INC., a Delaware corporation
/s/ Leticia L. Silva Name: Leticia L. Silva

By: /s/ Erin D. Pickens________________ Name: Erin D. Pickens Title: Senior Vice President

THE STATE OF TEXAS    §

                §
COUNTY OF Travis_________    §

Before me, Leticia L. Silva, a Notary Public in and for said County and State, on this day personally appeared Erin D. Pickens, known to me to be the Senior Vice President of STRATUS PROPERTIES, INC., a Delaware corporation, whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this 15th day of November, 2024.

        [SEAL]                Leticia L. Silva__________________________
                        Notary Public in and for the State of Texas
                        Printed Name: Leticia L. Silva______________
                        My Commission Expires: 02-23-2027________

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